UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(661) 418-7842
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02	Unregistered Sales of Equity Securities

The Company issued 500,000,000 shares of restricted Common Stock to its officer Marc Kassoff in exchange for 12,500 shares of Series A Preferred Stock.

The Company issued 500,000,000 shares of restricted Common Stock to its officer Nate Steck in exchange for 12,500 shares of Series A Preferred Stock.

Item 8.01	Other Information

The Company modified the terms of its Series A Preferred Stock.  A copy of the new designation has been attached as Exhibit 9.1.

Item 9.01	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit 9.1:	Series A Preferred Stock Cert

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nate’s Food Co.

Dated: December 29, 2022	By:	/s/ Nate Steck
	Name:	Nate Steck
	Title:	CEO

3